Chromcraft Revinton, Inc.
1100 N. Washington Street
P.O. Box 238
Delphi, IN  46923


April 3, 1998


VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  25049

Re:  Chromcraft Revington, Inc.
     SEC File No. 1-13970
     Definitive Annual Meeting Proxy Materials

Ladies and Gentlemen:

We are herewith filing, via EDGAR, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the definitive proxy statement and related form of proxy to be used in connection with the 1998 Annual Meeting of Stockholders of Chromcraft Revington, Inc. (the "Company"), together with the required cover page in the form set forth in Schedule 14A. Such proxy statement and form of proxy were first mailed to stockholders of the Company today.

In connection with the proposal to approve certain amendments to the Company's 1992 Stock Option Plan, a copy of the amended plan document is also herewith filed with the Commission as an appendix to the proxy statement. The additional shares of common stock of the Company that will be available for issuance under the amended Stock Option Plan will be registered on a Form S-8 by the Company within ninety (90) days following the Annual Meeting of Stockholders.

If any member of the staff of the Commission has any questions or comments concerning this filing, please contact the undersigned.

Very truly yours,

/s/ Frank T. Kane
    -------------
    Frank T. Kane
    Vice President - Finance

Enclosures
cc: Nicholas J. Chulos, Esq.

                  SCHEDULE 14A INFORMATION STATEMENT
      Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934
                         (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                      CHROMCRAFT REVINGTON, INC.
                      --------------------------
           (Name of Registrant as Specified in its Charter)

                           Not Applicable
                      --------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                           CHROMCRAFT REVINGTON, INC.
                            1100 N. Washington Street
                             Delphi, Indiana  46923


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD FRIDAY, MAY 8, 1998


To the Stockholders of
Chromcraft Revington, Inc.:

     The annual meeting of stockholders of Chromcraft Revington, Inc. will be held on Friday, May 8, 1998 at 9:00 a.m., local time, at the Canterbury Hotel, 123 S. Illinois Street, Indianapolis, Indiana for the following purposes:

     1.   To elect seven (7) directors;

     2. To consider and vote upon a proposal to amend the Company's 1992 Stock Option Plan; and

     3. To transact such other business as may properly come before the annual meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 10, 1998 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting.

     Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly so your vote can be recorded. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.


                                   By Order of the Board of Directors,

                                   Frank T. Kane
                                   Secretary

April 3, 1998



                             YOUR VOTE IS IMPORTANT
              Please complete, date, sign and promptly return your
                 proxy in the enclosed envelope, whether or not
                    you plan to attend the meeting in person.

                                PROXY STATEMENT


                              GENERAL INFORMATION

     This Proxy Statement is furnished to the stockholders of Chromcraft Revington, Inc. ("Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, May 8, 1998 at 9:00 a.m., local time, at the Canterbury Hotel, 123 S. Illinois Street, Indianapolis, Indiana, and at any and all adjournments of such meeting. This Proxy Statement and accompanying form of proxy were first mailed to stockholders of the Company on or about April 3, 1998.

     The cost of soliciting proxies will be borne by the Company. In addition to use of the mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company also will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock and will reimburse such institutions for the cost of forwarding the material.

     Any stockholder giving a proxy has the right to revoke it at any time before the proxy is exercised. Revocation may be made by written notice delivered to the Secretary of the Company or by executing and delivering to the Company a proxy bearing a later date.

     The shares represented by proxies received by the Company will be voted as instructed by the stockholders giving the proxies. In the absence of specific instructions, proxies will be voted for the election as directors of the seven persons named as nominees in this Proxy Statement and for the approval of the proposal to amend the Company's 1992 Stock Option Plan. If for any reason any director nominee becomes unable or unwilling to serve, the persons named as proxies in the accompanying form of proxy will have authority to vote for a substitute nominee. Any other matters that may properly come before the annual meeting will be acted upon by the persons named as proxies in the accompanying form of proxy in accordance with their best judgment.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The Company has one class of outstanding capital stock consisting of common stock. On March 10, 1998, the Company had 5,667,568 shares of common stock outstanding and entitled to vote. There are no other outstanding securities of the Company entitled to vote. The close of business on March 10, 1998 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

     Each share of common stock is entitled to one vote, exercisable in person or by proxy. The presence, in person or by proxy, of a majority of the out-standing shares of common stock is necessary to constitute a quorum. Shares voting, abstaining or withholding authority to vote on any issue will be counted as present for purposes of determining a quorum. The election of directors will be determined by a plurality of the votes cast. Abstentions, broker non-votes, and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. Approval of the proposal to amend the Company's 1992 Stock Option Plan and action on any other matters to come before the meeting must be approved by an affirmative vote of a majority of the shares present in person or by proxy.


     The stockholders listed in the following table are known by management to own beneficially more than 5% of the outstanding shares of the Company's common stock on March 10, 1998.

            Name and Address             Number of Shares         Percent of
          of Beneficial Owner           Beneficially Owned       Common Stock
          -------------------           ------------------       ------------

     399 Venture Partners, Inc.            2,847,709 (1)            50.25%
     399 Park Avenue
     New York, New York  10043

     T. Rowe Price Associates, Inc.          532,000 (2)             9.39%
     100 E. Pratt Street
     Baltimore, Maryland  21202

     (1) Represents sole voting and dispositive power. 399 Venture Partners, Inc. is a wholly-owned subsidiary of Citicorp.

     (2) Represents sole dispositive power over all 532,000 shares and sole voting power over 20,000 of those shares. These securities are owned by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc., which owns 500,000 shares, representing 8.82% of the shares outstanding, which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.


                             ELECTION OF DIRECTORS

     Seven directors are to be elected to hold office for a term of one year and until their respective successors are elected and qualified. Each of the nominees is now serving as a director of the Company and was previously elected by the stockholders. Each of the nominees has signified his willingness to serve if elected. The Board of Directors recommends a vote "FOR" each of the nominees. Set forth below is the name and age of each nominee, his principal occupation for the past five years and his directorships with other companies.

     Bruce C. Bruckmann, age 44, has served as Managing Director of Bruckmann, Rosser, Sherrill & Company, Inc., an investment banking firm, since February, 1995. Prior to joining Bruckmann, Rosser, Sherrill & Company, Inc., he was employed at Citicorp Venture Capital, Ltd., where he served as Managing Director from February, 1994 until January, 1995 and as Vice President since 1983. He is also a director of AmeriSource Distribution Corporation, Cort Business Services Corporation, Mohawk Industries, Inc., Jitney Jungle Stores of America, Inc., Anvil Knitwear, Inc. and Town Sports International, Inc. Mr. Bruckmann was first elected as a Director of the Company in 1994.

     David L. Kolb, age 59, has been Chairman of the Board of Directors and Chief Executive Officer of Mohawk Industries, Inc., a manufacturer of carpeting, since 1988. From July, 1980 until December, 1988, Mr. Kolb served as President of Mohawk Carpet Corporation. Mr. Kolb serves as a director of First Union National Bank of Georgia and Polyfibron Technologies, Inc. Mr. Kolb was first elected as a Director of the Company in 1992.


     Larry P. Kunz, age 63, was President and Chief Operating Officer of Payless Cashways, Inc. from 1986 until his retirement in 1993. Prior to joining Payless Cashways, Inc., Mr. Kunz served as President and Chief Executive Officer of Ben Franklin Stores, Inc. Mr. Kunz serves as a director of Valentine Radford Communications, Inc. Mr. Kunz was first elected as a Director of the Company in 1992.

     H. Martin Michael, age 56, has served as the Executive Vice President of the Company since its organization in 1992. Mr. Michael has served as the President of Chromcraft Corporation since July, 1990. Mr. Michael was first elected as a Director of the Company in 1992.

     M. Saleem Muqaddam, age 51, serves as Vice President of Citicorp Venture Capital, Ltd. and Vice President of 399 Venture Partners, Inc., which owns 50.25% of the Company's outstanding common stock. Mr. Muqaddam serves as a director of Consolidated Furniture Corporation, Fairwood Corporation, Pamida Holdings Corporation and Plantronics, Inc. Mr. Muqaddam was first elected as a Director of the Company in 1992.

     Michael E. Thomas, age 56, has served as the President and Chief Executive Officer of the Company since its organization in 1992. Mr. Thomas was first elected as a Director of the Company in 1992.

     Warren G. Wintrub, age 64, was a Partner in the accounting firm of Coopers & Lybrand LLP from 1962 until his retirement in 1992. While at Coopers & Lybrand LLP, he served as a member of the Executive Committee from 1976 through 1988 and as Chairman of the Retirement Committee from 1979 through 1992. Mr. Wintrub serves as a director of Corporate Property Associates 10, Inc., Corporate Property Associates 12, Inc., Carey Institutional Properties, Inc. and Getty Petroleum Corp. Mr. Wintrub was first elected as a Director of the Company in 1992.


                   PROPOSAL TO AMEND THE 1992 STOCK OPTION PLAN

     The Board of Directors and the stockholders of the Company adopted and approved the "Chromcraft Revington, Inc. 1992 Stock Option Plan" ("Plan") on March 23, 1992. The Plan provides for the granting of either incentive stock options ("ISO's") pursuant to Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), or stock options which do not qualify as incentive stock options ("non-ISO's"), or any combination thereof. ISO's may be granted to key employees, officers and directors who are also employees of the Company and its subsidiaries. Non-ISO's may be granted to key employees, officers and directors of the Company and its subsidiaries.

     The Compensation Committee and the Board of Directors voted to amend the Plan, and it is appropriate that the amendments be submitted to a vote of the stockholders at the 1998 Annual Meeting.

     The first amendment to the Plan increases the number of shares of common stock reserved for stock options under the Plan from 550,000 shares to 900,000 shares. The increase in the number of shares reserved for stock options will provide additional shares for future options. Of the original 550,000 shares reserved under the Plan for stock options, 585 shares are still available under the Plan for future grants. As of March 10, 1998, the closing price of the Company's common stock on the New York Stock Exchange was $35.625.

     The second amendment permits optionees to transfer non-ISO's granted to them under the Plan to certain family members of the optionee, partnerships and trusts. The limited transferability feature of the Plan will allow optionees to better implement their respective estate planning and tax objectives.


     The following is a summary of the Plan, as proposed to be amended.

     Purpose of the Plan. The purpose of the Plan, which is unchanged by the proposed amendments, is to advance the interests of the Company by encouraging and enabling the acquisition of a financial interest in the Company by its directors, officers and key employees. The Plan is intended to aid the Company in attracting and retaining key employees and directors, to motivate such persons to exert their best efforts on behalf of the Company and to strengthen the desire of such persons to remain with the Company.

     Number of Shares Available. The total number of shares of common stock which may be issued under stock options granted pursuant to the Plan is 900,000 shares.

     Persons Eligible. The Company may from time to time grant ISO's to key employees, officers and directors who are also employees of the Company and its subsidiaries. Non-ISO's may be granted to key employees, officers and directors of the Company and its subsidiaries; provided, however, by amendment of the Plan effective April 16, 1993, a director is not eligible to receive a stock option grant during the period he serves as a member of the Compensation Committee and during the one year period immediately prior to such service.

     Option Period. Agreements evidencing the grant of ISO's must specify a period ending not more than 10 years from the date of grant during which period the option is exercisable. ISO's granted to an employee owning 10% or more of the common stock of the Company are not exercisable after the expiration of 5 years from the date of grant. Agreements evidencing the grant of non-ISO's must specify a period determined by the Compensation Committee during which period the option is exercisable. The term of any option granted under the Plan will automatically expire prior to the expiration of its term upon the earliest of the following to occur:

          (i) Three months from the date on which the holder's employment or service with the Company or any subsidiary terminates for any reason other than disability;

          (ii) One year from the date on which the holder's employment or service with the Company or any subsidiary terminates due to disability or death; or

          (iii) The day on which there is a finding by the Board of Directors that the holder has breached his employment contract with the Company or any subsidiary, or has engaged in any act detrimental to the interests of the Company or any subsidiary.

     Option Price. The option price per share for ISO's will be not less than the fair market value of a share on the date the option is granted. The option price per share for ISO's granted to an employee owning 10% or more of the common stock of the Company will be at least 110% of the fair market value of a share on the date the option is granted. The option price per share for non-ISO's will be determined by the Compensation Committee.

     Exercise of Options and Limited Transferability. All options granted under the Plan are exercisable only within the periods determined by the Compensation Committee and set forth in the option agreements. ISO's granted under the Plan are not transferable other than by will or by the laws of descent and distribu-tion. Non-ISO's granted under the Plan are transferable by an optionee to certain family members, partnerships and trusts, by will or by the laws of descent and distribution. Upon a holder's death, any options which were exercisable by such holder may be exercised by his executor or administrator and, with respect to non-ISO's only, by a transferee of such options; provided, that such person's right to exercise the options will terminate one year after such holder's death.


     Payment of Purchase Price Upon Exercise. The purchase price of the shares of common stock as to which an option is exercised must be paid in full at the time of exercise and such payment may be made either (i) in cash or by certified check or any combination thereof, or (ii) with the consent of the Compensation Committee, in shares of common stock valued at fair market value on the date of exercise by either having such shares withheld upon exercise of the option or by delivering shares already owned by the holder.

     Administration. The Plan is administered by the Compensation Committee, consisting of three or more members of the Board of Directors of the Company
(i) who are not officers or employees of the Company and (ii) who are "dis-interested persons" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934.

     Federal Income Tax Consequences. Under the present provisions of the Code and the regulations under Section 422 thereof, the Federal income tax consequences with respect to ISO's which may be granted under the Plan can be summarized as follows:

          (i) An optionee will not realize taxable income at the time an ISO is granted.

          (ii) An optionee will not realize taxable income at the time of exercise of an ISO and will be taxed at long-term capital gain rates upon the taxable disposition of the option shares if (a) the optionee makes no disposition of the shares either within two years after the ISO is granted or within one year after the shares are transferred to the optionee, and (b) the optionee is an employee of the Company or its subsidiaries at all times during the period from the date of the grant through three months before the date of exercise.
                    The spread between the ISO exercise price and the fair market value of the shares at the time of exercise is a preference item for purposes of the alternative minimum tax. The Company is not entitled to a tax deduction under such circumstances.

                    If the optionee makes a taxable disposition of the shares before the expiration of the requisite holding periods described above, the optionee will generally be taxed as if he had received ordinary income in the year of disposition and the Company will be entitled to a corresponding deduction in that year. The amount of income, and the deduction, will generally be equal to the lesser of (a) the difference between the ISO exercise price and the fair market value of the shares on the date of exercise or (b) the amount realized on disposition minus the ISO exercise price. Any balance of the optionee's gain on disposition of the shares will be subject to tax as a capital gain determined under the normal capital asset holding period rules.

     The present Federal income tax consequences with respect to non-ISO's which may be granted under the Plan can be summarized as follows:

          (i) If the non-ISO option does not have a readily ascertainable fair market value, an optionee will not realize taxable income at the time the option is granted under the Plan but will realize taxable income at the time of the exercise of the non-ISO option. In the case of the exercise of a non-ISO, the amount of taxable income will be an amount equal to the excess of the fair market value, on the date of exercise, of the shares over their option price. The income realized will be taxable to the optionee at ordinary income tax rates. The Company will be entitled to a deduction in an amount equal to the income realized by the optionee.


          (ii) On a subsequent taxable disposition of the shares acquired upon exercise of a non-ISO, capital gain or loss (determined under the normal capital asset holding period rules) will be realized by the optionee in an amount equal to the difference between the proceeds of the sale and the fair market value of the shares on the date of exercise.



                  COMMON STOCK BENEFICIALLY OWNED BY DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth information on the shares of common stock of the Company beneficially owned on March 10, 1998 by each director and executive officer and by all directors and executive officers as a group.

                                       Number of Shares            Percent of
       Name of Person               Beneficially Owned (1)        Common Stock
       --------------               ----------------------        ------------

     Bruce C. Bruckmann                     12,000                      *
     Frank T. Kane                          46,975  (2)                 *
     David L. Kolb                           8,000                      *
     Larry P. Kunz                           6,500                      *
     H. Martin Michael                     117,709  (3)               1.97%
     M. Saleem Muqaddam                      5,000                      *
     Michael E. Thomas                     197,269  (4)               3.30%
     Warren G. Wintrub                       9,000                      *

     Directors and Executive
     Officers as a Group (8 persons)       402,453                    6.73%

     * Less than 1%

     (1) Includes 314,421 shares which officers and directors have the right to acquire pursuant to stock options exercisable within sixty days of the date of this Proxy Statement as follows: Bruce C. Bruckmann, 4,000; Frank T. Kane, 42,330; David L. Kolb, 5,000; Larry P. Kunz, 5,000;
         H. Martin Michael, 86,888; M. Saleem Muqaddam, 5,000; Michael E. Thomas, 161,203; Warren G. Wintrub, 5,000; and directors and officers as a group (including the named persons), 314,421.

     (2) Includes 274 shares held by a trust under the Chromcraft Revington Savings Plan.

     (3) Includes 15,560 shares held by a trust under the Chromcraft Revington Savings Plan and 4,717 shares held by a trust under the Chromcraft Revington Executive Retirement Plan.

     (4) Includes 10,004 shares held by a trust under the Chromcraft Revington Savings Plan and 13,785 shares held by a trust under the Chromcraft Revington Executive Retirement Plan.

     Under federal securities laws, the Company's directors and executive officers, and any persons beneficially owning more than 10% of the Company's common stock, are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission, and the Company is required to dis-close in this Proxy Statement any failure to file timely the required reports by directors, executive officers and 10% stockholders of the Company. During 1997, no director or executive officer was delinquent in filing the required reports

with the Securities and Exchange Commission. In making this disclosure, the Company has relied solely upon written representations of directors and executive officers of the Company and copies of reports that such persons have filed with the Securities and Exchange Commission and provided to the Company.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held six meetings during 1997. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors of which he is a member.

     The Company has an Audit Committee and a Compensation Committee as standing committees of the Board of Directors. There is no nominating committee. The entire Board of Directors reviews the qualifications of persons to serve on the Board of Directors and selects the nominees.

     Audit Committee. The members of the Audit Committee are Warren G. Wintrub, Chairman, Bruce C. Bruckmann, David L. Kolb and Larry P. Kunz, all of whom are outside directors. The Audit Committee provides assistance to the Board of Directors in matters relating to corporate accounting, financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee makes recommendations to the Board of Directors as to the selection and retention of the independent accountants for the Company; meets with the independent accountants and the Company's financial management to review the scope of the audit and audit procedures to be utilized and, at the conclusion of the audit, to review the audit including recommendations of the independent accountants; reviews with the independent accountants and Company financial personnel, the adequacy and effectiveness of the accounting and financial controls of the Company; reviews the financial statements contained in the annual report to stockholders with management and the independent accountants with respect to the disclosure and content of the statements; and provides opportunity for the independent accountants to meet with members of the Audit Committee without members of management being present. There were two meetings of the Audit Committee during 1997.

     Compensation Committee. The members of the Compensation Committee are Larry P. Kunz, Chairman, Bruce C. Bruckmann, M. Saleem Muqaddam and Warren G. Wintrub, all of whom are outside directors. The Compensation Committee reviews the Company's compensation philosophy and programs and determines the compensa-tion to be paid to the executive officers of the Company. The Compensation Committee also administers the Company's 1992 Stock Option Plan. There were three meetings of the Compensation Committee during 1997.


                             DIRECTOR COMPENSATION

     Directors who are not employees of the Company are paid an annual fee of $12,000 plus $1,000 for each meeting of the Board of Directors and $500 for each committee meeting which he attends in person, and $500 for each meeting of the Board of Directors in which he participates by telephonic conference call. Directors who also are full-time employees of the Company do not receive compen-sation for their service as directors other than their compensation received as employees.


                            EXECUTIVE COMPENSATION

     The following table summarizes for each of the years ended December 31, 1997, 1996 and 1995, the compensation paid by the Company and its subsidiaries to the Chief Executive Officer and those executive officers whose annual salary and bonus exceeded $100,000.


[CAPTION]

Summary Compensation Table
--------------------------                                                      Long-Term
                                                                              Compensation
                                            Annual Compensation                  Awards
                                   ---------------------------------------   -------------
     Name and                                                 Other Annual   Stock Options     All Other
Principal Position       Year      Salary         Bonus       Compensation      (Shares)     Compensation
------------------       ----      ------         -----       ------------   -------------   ------------

Michael E. Thomas        1997     $ 235,417     $ 117,688     $ 52,317 (1)       12,431      $ 87,636 (2)
President and Chief      1996     $ 224,667     $ 279,667     $ 52,733 (1)         -0-       $ 76,570 (2)
Executive Officer        1995     $ 215,833     $  71,225     $ 55,283 (1)       14,850      $ 82,728 (2)

H. Martin Michael        1997     $ 194,500     $ 102,404     $ 28,915 (3)        5,000      $ 57,701 (4)
Executive Vice           1996     $ 186,000     $ 208,058     $ 25,713 (3)         -0-       $ 49,356 (4)
President                1995     $ 179,167          -0-      $ 24,375 (3)        7,650      $ 51,278 (4)

Frank T. Kane            1997     $ 145,833     $  51,094         -0-             4,000      $  7,686 (5)
Vice President-          1996     $ 138,833     $ 103,300         -0-              -0-       $  4,686 (5)
Finance, Chief           1995     $ 131,667     $  26,070         -0-             3,960      $  5,450 (5)
Financial Officer
and Secretary


     (1) Includes amounts reimbursed to executive for taxes incurred on Company contributions to a Supplemental Executive Retirement Plan ("SERP") of $47,346, $49,392 and $49,262 for 1997, 1996 and 1995, respectively.

     (2) Company contributions to defined contribution plans of $9,600, $9,000 and $9,000 for 1997, 1996 and 1995, respectively, and Company contribu-tions pursuant to the Company's SERP plans of $78,036, $67,570 and $73,728 for 1997, 1996 and 1995, respectively.

     (3) Includes amounts reimbursed to executive for taxes incurred on Company contributions to a Supplemental Executive Retirement Plan ("SERP") of $23,837, $25,057 and $23,805 for 1997, 1996 and 1995, respectively.

     (4) Company contributions to defined contribution plans of $13,470, $12,643 and $10,490 for 1997, 1996 and 1995, respectively, and Company contri-butions pursuant to the Company's SERP plans of $44,231, $36,713 and $40,788 for 1997, 1996 and 1995, respectively.

     (5) Company contributions to defined contribution plans of $4,365, $2,930 and $3,329 for 1997, 1996 and 1995, respectively, and Company contribu-tions pursuant to a Company SERP plan of $3,321, $1,756 and $2,121 for 1997, 1996 and 1995, respectively.


Stock Options
-------------
     The following tables summarize stock options granted to and exercised by the executive officers named in the Summary Compensation Table during 1997, and the value of the options held by such persons at December 31, 1997.

                                           Option Grants in 1997

                                                                                  Potential Realizable
                                                                                    Value at Assumed
                         Number       Percent of                                  Annual Rates of Stock
                       of Shares     Total Options                                 Price Appreciation
                       Underlying      Granted to                                  for Option Term (1)
                        Options        Employees       Exercise     Expiration   -----------------------
      Name              Granted         in 1997          Price         Date          5%           10%
      ----             ----------    -------------     --------     ----------   ---------     ---------

Michael E. Thomas        4,650           21.7%        $ 27.8875       1/22/07    $  81,552     $ 206,671
                         7,781           36.3%        $ 28.4375       2/11/07    $ 139,156     $ 352,650

H. Martin Michael        5,000           23.3%        $ 28.4375       2/11/07    $  89,420     $ 226,610

Frank T. Kane            4,000           18.7%        $ 28.4375       2/11/07    $  71,536     $ 181,288


     (1) These dollar amounts represent a hypothetical increase in the price of the common stock, less the exercise price, from the date of option grant until the expiration date at the rate of 5% and 10% per annum compounded. The actual value, if any, of stock options is dependent on the future performance of the Company's common stock and overall stock market conditions. There can be no assurance that the amounts assumed in this table will be achieved.

                       Aggregate Option Exercises in 1997 and Year-End Option Values

                                                                                      Value of Unexercised
                                                    Number of Unexercised                 In-the-Money
                                                         Options at                        Options at
                       Shares                         December 31, 1997               December 31, 1997 (1)
                    Acquired on      Value       ----------------------------     ----------------------------
     Name             Exercise      Realized     Exercisable    Unexercisable     Exercisable    Unexercisable
    ------          -----------     --------     -----------    -------------     -----------    -------------

Michael E. Thomas       -0-           -0-          154,988          16,143        $ 2,520,090      $ 68,477

H. Martin Michael       -0-           -0-           84,388           6,912        $ 1,338,002      $ 28,927

Frank T. Kane           -0-           -0-           40,330           4,990        $   663,273      $ 20,005


      (1) Value per share is calculated by subtracting the exercise price from the closing price of $32.00 per share on December 31, 1997 as reported on the New York Stock Exchange.

Employment Agreements
---------------------

     The Company has entered into employment agreements with each of Michael E. Thomas and H. Martin Michael which provide, among other items, the employment by the Company of Messrs. Thomas and Michael through April 23, 1999. Each of

the employment agreements provides for automatic extensions for successive one-year periods upon expiration of the initial term, or any renewal term, unless the Company or the executive gives notice of termination at least 180 days before the termination date. The Company may terminate the employment of either Mr. Thomas or Mr. Michael with or without cause or in the event of the disabil-ity of either Mr. Thomas or Mr. Michael. If the Company terminates either Mr. Thomas or Mr. Michael with cause, then the terminated party will be entitled to receive his monthly base salary for a three-month period following his termina-tion. If the employment of Mr. Thomas or Mr. Michael is terminated by the Company without cause, then the Company will be required to pay the terminated party an amount equal to twice his then-current annual base salary and twice the higher bonus paid to him during the two preceding years. In the event of term-ination due to disability of Mr. Thomas or Mr. Michael, the terminated party will continue to receive his then-current annual base salary, less any payments equivalent to those provided by the Company's benefit plans, for a 24-month period following the termination.

     In the event of a change in control of the Company, as defined in the agreements, Mr. Thomas or Mr. Michael may terminate his employment with the Company so long as the change in control is coupled with a substantial altera-tion of his duties, diminution in salary or benefits or relocation. In such an event, the Company will be required to pay him, as severance pay in a lump sum, an amount equal to twice his then-current annual base salary plus twice the higher bonus paid to him during the two preceding years.

     Under their employment agreements, Mr. Thomas and Mr. Michael will receive base salaries of no less than $170,000 and $132,000, respectively, during each year that the employment agreements are in effect and will be entitled to parti-cipate in the incentive compensation plans and programs generally available to executives of the Company.

     The Company has a Supplemental Executive Retirement Plan ("SERP") for the benefit of Mr. Thomas and Mr. Michael which provides the executive with a sup-plemental payment to him upon retirement under a money purchase retirement plan. The amount contributed each year under the plan reflects calculations designed to provide the executives with a retirement income of 60% and 50% to Mr. Thomas and Mr. Michael, respectively, of average earnings of salary and bonus for the three years prior to retirement. In addition, the Company reimburses the executive for taxes incurred on Company contributions to the SERP.

     Messrs. Thomas and Michael and certain other salaried employees participate in a non-qualified supplemental retirement plan that permits the deferral of compensation and provides "make up" benefits to salaried employees whose benefits are reduced under Internal Revenue Service Code restrictions.

    In accordance with each of the employment agreements, neither Mr. Thomas nor Mr. Michael may compete with the Company during his employment by the Company or during the two-year period following termination of his employment. The Company maintains life insurance for the benefit of Mr. Thomas and Mr. Michael in the amount of $1,500,000 and $1,000,000, respectively.


                           COMPENSATION COMMITTEE REPORT
                                       ON
                              EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for developing and making recommenda-tions to the Board with respect to the Company's executive compensation philosophy and policies. The Compensation Committee determines on an annual basis the compensation to be paid to the executive officers of the Company and administers the Stock Option Plan. The following report of the Compensation Committee discusses the Committee's objectives in determining executive compensation.

     The overall objective of the Compensation Committee is to help assure that executive compensation bears a reasonable relationship to corporate performance, business strategy and increases in stockholder value. The executive compensa-tion package relies more heavily on bonuses and longer-term incentive compensa-tion than base salary in order to motivate performance by executives and to create a performance-oriented environment. The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external and internal factors and individual performance. The following objec-tives currently serve as guidelines for compensation recommendations and decisions of the Compensation Committee:

          Reward executives through appropriate incentive compensation and ownership in the Company for achievement of annual and long-term business goals and strategy.

          Align executive officer compensation with the success of the Company such that compensation is based, in substantial part, upon performance in order to create a performance-oriented environment that rewards performance.

          Provide a total comprehensive executive compensation package that enables the Company to attract and retain key executives.

          Integrate compensation programs with both annual and long-term business objectives.

     Regularly, the Compensation Committee reviews comparable company informa-tion in order to establish the general guidelines for executive officer compensation. In addition, an independent compensation consultant was retained to review the competitiveness of the executive compensation program in relation to other comparable companies, including those in the Peer Group set forth in the "Stock Performance Graph."

     The principal elements of the compensation program for executive officers are summarized below.

     Base Salary. Base salary levels are set to reflect competitive market conditions. The Compensation Committee, in determining the 1997 base salary increases for Mr. Thomas and the other executives, considered many factors, including changes in the general compensation levels of salaried employees and the executive's responsibilities, duties, performance and experience. Accord-ingly, Mr. Thomas received a 5% salary increase in March, 1997.

     Executive Incentive Plan. The Company has established an Executive Incentive Plan ("Incentive Plan") to focus the efforts of its executives on continued improvement in the financial performance of the Company. The Compensation Committee sets financial operating targets for the Incentive Plan at the beginning of each year. Target performance levels for Messrs. Thomas and Kane are based on meeting or exceeding certain levels of consolidated earnings. Mr. Michael's performance target levels are based on meeting or exceeding certain levels of earnings and sales at Chromcraft Corporation. For 1997, Mr. Thomas was awarded a bonus equal to 50% of his base salary. The maximum award opportunity available under the Incentive Plan for the 1997 plan year was 100% of base salary.

     Stock Option Program. The Company's 1992 Stock Option Plan is its long-term incentive plan for executive officers and key employees. The plan authorizes the Compensation Committee to award the Company's executives and key employees options to purchase shares of the Company's common stock. The objec-tives of the plan are to align executive and shareholder long-term interests by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term owner-ship position in the Company's common stock. Mr. Thomas was granted options to

purchase 12,431 shares during 1997 based on generally the same factors considered above in determining salaries and bonuses. The other executives were granted options using similar factors. The history of stock option grants previously granted to an executive is also a factor in determining new grants.

                                   Members of Compensation Committee

                                   Larry P. Kunz, Chairman
                                   Bruce C. Bruckmann
                                   M. Saleem Muqaddam
                                   Warren G. Wintrub


                            STOCK PERFORMANCE GRAPH

     The stock performance graph compares the cumulative total return on the Company's common stock with a Peer Group consisting of LADD Furniture, Inc., Pulaski Furniture Corporation, Bassett Furniture Industries, Inc., and La-Z-Boy Incorporated from December 31, 1992 through December 31, 1997.


           Comparison of Five Year Cumulative Return Among
            Chromcraft Revington, Inc., Peer Group Index,
           and New York Stock Exchange Market Value Index

                                                              NYSE
Measurement           Chromcraft          Peer Group         Market
  Period            Revington, Inc.         Index            Index
-----------         ---------------       ----------         ------

12/31/92                100.00             100.00            100.00
FYE 12/31/93            110.00             118.84            113.54
FYE 12/31/94            110.00              97.02            111.33
FYE 12/31/95            133.13              88.25            144.36
FYE 12/31/96            138.75              90.56            173.90
FYE 12/31/97            160.00             122.58            228.78

      (1) Assumes $100 invested on December 31, 1992 in common stock of the Company, the NYSE Market Value Index and the Peer Group.

      (2) Total return equals stock price changes and reinvestment of dividends. Calculations were prepared by Media General Financial Services of Richmond, Virginia.


                               INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP audited the financial books and records of the Company for the year ended December 31, 1997. A representative of KPMG Peat Marwick LLP will be present at the annual meeting, will have an opportunity to make a statement, if he desires, and will be available to respond to appropriate questions.


                                  ANNUAL REPORT

     A copy of the Company's 1997 Annual Report to Stockholders, including audited consolidated financial statements for the year ended December 31, 1997, is enclosed with this Proxy Statement. The 1997 Annual Report to Stockholders does not constitute proxy soliciting material.


                   STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholder proposals for the 1999 Annual Meeting of Stockholders must be received by the Company at its corporate office no later than November 30, 1998 and must be submitted in accordance with all rules and regulations under the Securities Exchange Act of 1934.


                                   OTHER MATTERS

     The Company knows of no other matters to come before the annual meeting. If other matters are properly brought before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

                                   By Order of the Board of Directors,

                                   Frank T. Kane
                                   Secretary

April 3, 1998


PROXY                  CHROMCRAFT REVINGTON, INC.                 PROXY

              Annual Meeting of Stockholders - May 8, 1998
      This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints MICHAEL E. THOMAS and FRANK T. KANE, and each of them, with power of substitution, as proxies to represent and vote all shares of common stock of Chromcraft Revington, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on May 8, 1998, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present, as follows:

             (Continued and to be signed on the reverse side)


A [X] Please mark your votes as in this example.

                       FOR all nominees              WITHHOLD AUTHORITY
                    listed at right (except             to vote for
                       as marked to the                 all nominees
                       contrary below).               listed at right       Nominees:
1. ELECTION OF                                                                 Bruce C. Bruckmann
   DIRECTORS.                [  ]                          [  ]                David L. Kolb
                                                                               Larry P. Kunz
INSTRUCTIONS:  To withhold authority to vote for any individual                H. Martin Michael
nominee, write that nominee's name in the space provided below.                M. Saleem Muqaddam
                                                                               Michael E. Thomas
_______________________________________________________________                Warren G. Wintrub

                                                  FOR    AGAINST    ABSTAIN
2. Amend the Company's 1992 Stock Option Plan.    [ ]      [ ]        [ ]

3. In their discretion, on such other matters as may properly come before the annual meeting.

This proxy will be voted as directed, but if no direction is indicated, this proxy will be voted FOR the election of directors of all nominees set forth in Item 1 and FOR the amendment to the Company's 1992 Stock Option Plan in
Item 2. With respect to any other matters that may properly come before the meeting, the proxies designated herein intend to vote in accordance with their best judgment on such matters.

Please mark, date, sign exactly as your name appears hereon and return this Proxy promptly.


SIGNATURE_____________________________  __________________________  ___________
                                        SIGNATURE IF JOINTLY OWNED     DATE:

Note: Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

                           CHROMCRAFT REVINGTON, INC.
                             1992 STOCK OPTION PLAN
                    (As amended effective as of May 8, 1998)


                                    ARTICLE I

                                     Purpose

     The purpose of Chromcraft Revington, Inc.'s 1992 Stock Option Plan is to provide an established plan to attract and retain persons of ability as key employees (including officers and directors who are also employees) and directors and to motivate key employees and directors to exert their best efforts on behalf of the Company and its Subsidiaries through the grant of options to purchase Shares. Under the 1992 Stock Option Plan, the Company may grant either options which qualify as ISO's as well as options which do not so qualify.

                                    ARTICLE II

                                   Definitions

     The following terms used in this Plan shall have the respective meanings set forth below:

     (A) "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute thereto, and any reference to a specific provision of the Code shall be deemed to refer to such provision (or any successor provision) as in effect at the relevant time.

     (B) "Company" shall mean Chromcraft Revington, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor (by merger, consolidation, purchase or otherwise) to such corporation which shall have assumed the obligations of such corporation under this Plan.

     (C) "Compensation Committee" shall mean a committee of three or more members appointed by the Board of Directors of the Company from among those of its members (i) who are not officers or employees of the Company and (ii) who are "disinterested persons" as such term is used in Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended.

     (D) "Fair Market Value" shall mean, on any given date, the mean between the highest and lowest prices of actual sales of Shares on the principal national securities exchange on which the Shares are listed, or if not so listed, as reported on the National Market System on NASDAQ, on such date or, if Shares were not traded on such date, on the last preceding day on which Shares were traded. With respect to options granted on or before the effective date of the Company's Registration Statement on Form S-1 (Registration Number 33-45902), Fair Market Value of the Shares with respect to which such options are or subsequently will become exercisable, determined as of the date on which such options were granted shall mean the initial public offering price per share set forth in such Registration Statement.

     (E) "Holder" shall mean (i) an employee or director of the Company to whom any options have been granted under the Plan; and (ii) except with respect to
Article VI, Sections (A), (C) and (E) hereof, a Family Member to whom any options have been transferred in accordance with Article VI, Section (E) hereof.

     (F) "ISO" shall mean an incentive stock option within the meaning of
Section 422 of the Code.

     (G) "Plan" shall mean the provisions contained in this instrument and any subsequent amendment to this instrument which shall have been adopted by the Board of Directors of the Company pursuant to Article X.

     (H) "Shares" shall mean the shares of Common Stock, par value $.01 per share, of the Company.

     (I) "Subsidiary" shall mean any corporation which at the time qualifies as a "subsidiary corporation" of the Company in accordance with the terms of
Section 424(f) of the Code.

     (J) "Family Member" shall mean (i) a Holder's spouse; (ii) a Holder's children or more remote descendants (natural and adopted) (collectively, the "Issue"); (iii) any partnerships which, by their terms, limit the partners thereof to the Holder's spouse or Issue; and (iv) any trusts established solely for the benefit of the Holder's spouse or Issue provided that such spouse or Issue survives the trust's termination date; and, with respect to the persons or entities referenced in (i) through (iv), to whom or to which any options have been transferred in accordance with Article VI, Section (E) hereof.

                                  ARTICLE III

                             Stockholder Approval

     The provisions of this Plan are contingent upon the Plan being approved by the stockholders of the Company within twelve months from the date of the adop-tion of this Plan by the Company's Board of Directors.

                                  ARTICLE IV

                     Number of Shares Available Under Plan

     Subject to adjustment as provided in Article VI(G), the total number of Shares which may be issued under options granted pursuant to the Plan is 900,000, and such Shares shall be reserved for options under the Plan. The Company may from time to time grant ISO's to key employees of the Company or any Subsidiary, or options which do not qualify as ISO's to any employees and to directors of the Company or any Subsidiary; provided, however, that, during the period when a director serves as a member of the Compensation Committee and

during the one year period immediately prior to such service, the Company may not grant or award options under the Plan, or options of equity securities under any other plan of the Company or any of its affiliates to such director. The Shares issued upon exercise of options granted under the Plan may be author-ized and unissued Shares or Shares held by the Company in its treasury.

                                   ARTICLE V

                          Class of Eligible Employees

     ISO's may be granted only to key employees. Key employees include officers, directors who are also employees, and employees of the Company or of any Subsidiary possessing the ability to enhance the successful management and operation of the Company or any Subsidiary. Options which do not qualify as ISO's may be granted to such key employees or to any other officer, employee or director of the Company or of any Subsidiary; provided, however, that, during the period when a director serves as a member of the Compensation Committee and during the one year period immediately prior to such service, the Company may not grant or award options under the Plan, or options or equity securities under any other plan of the Company or any of its affiliates to such director.

                                   ARTICLE VI

                                Option Provisions

     Each option granted under the Plan shall be evidenced by an agreement which shall be subject to the following express terms and conditions and to such other terms and conditions as the Board of Directors may deem appropriate:

     (A) Option Period. With respect to agreements evidencing the grant of non-ISO options, the option agreement shall specify a period determined by the Board of Directors, during which period the option is exercisable. With respect to agreements evidencing the grant of ISO's, except as provided in Article VII for 10% stockholders, each option agreement shall specify a period ending not more than ten years from the date of grant of the ISO during which period the option thereunder is exercisable and shall provide that the option shall expire at the end of such period.

     If any of the following events occurs before the expiration of the period determined as provided above, any option granted hereunder shall expire upon the earliest of:

         (i) The day three (3) months from the date on which the Holder's employment or service with the Company or any Subsidiary terminates for any reason other than the Holder's disability within the meaning of
         Section 422(c)(6) of the Code, or death or as specified in (iii) below;


         (ii) The day one year from the date on which the Holder's employ-ment or service with the Company or any Subsidiary terminates due to the Holder's disability within the meaning of Section 422(c)(6) of the Code, or death; or

         (iii) The day upon which there is a finding by the Board of Directors, after full consideration of the facts presented on behalf of both the Company and the Holder, that the Holder has breached his employment or service contract with the Company or any Subsidiary, or has engaged in any act detrimental to the interests of the Company or any Subsidiary, including without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or any Subsidiary.

     (B) Option Price. With respect to agreements evidencing the grant of non-ISO options, the option price shall be determined by the Board of Directors. With respect to agreements evidencing the grant of ISO's, except as provided in
Article VII for 10% stockholders, the option price per Share shall be determined by the Board of Directors at the time any such option is granted and shall be not less than the Fair Market Value of a Share (determined as of the date the ISO is granted).

     (C) Exercise of Option. All options granted hereunder shall be exercisable only within the periods determined by the Company's Board of Directors or any committee thereof duly so authorized and as set forth in the option agreements entered into pursuant to such determinations and pursuant to the terms of this Plan. During the lifetime of a Holder, all options granted hereunder shall be exercisable only by the Holder, except with respect to options transferred by a Holder to a Family Member. During the lifetime of a Family Member to whom any options have been transferred in accordance with Article VI, Section (E) hereof, such options shall be exercisable only by such Family Member. If any of the events specified in Article VI(A)(i), (ii) or (iii) shall occur before any unexercised options granted hereunder shall have expired, then those unexercised options that are still in effect and that either are held by the Holder or by a Family Member shall expire upon the earliest to occur of the events specified in
Article VI(A)(i), (ii) or (iii). Upon the death of a Holder or a Family Member to whom any options have been transferred in accordance with Article VI, Section
(E) hereof, any options which were exercisable by such Holder or Family Member immediately prior to his death may be exercised by the executor or administrator of the Holder's or Family Member's estate, as the case may be (or, if applic-able, by the partnership or trust to which the options have been transferred hereunder); provided, however, that such executor's or administrator's right
(as well as the right of any partnership or trust to which any options have been transferred hereunder) to exercise such options shall terminate upon the earlier to occur of (i) one (1) year following the death of the Holder or the Family Member, as the case may be; or (ii) the expiration of the option pursuant to its terms.

     (D) Payment of Purchase Price Upon Exercise. The purchase price of the Shares as to which an option is exercised shall be paid in full to the Company

at the time of such exercise and such payment may be made either (i) in cash, by certified or bank check or in any combination of cash and certified or bank check; or (ii) with the consent of the Compensation Committee, and if permitted by the restrictions in the Company's financing agreements, the purchase price of the Shares as to which an option is exercised may be paid to the Company, in whole or in part, in Shares (other than statutory stock option stock as to which the applicable holding period as provided in Section 424(c)(3) of the Code has not been met) valued at Fair Market Value on the date of such exercise by either having such Shares withheld upon exercise of the option or by delivering such Shares already owned by the Holder. Alternatively, the Compensation Committee may permit a Holder to elect to pay the purchase price upon the exercise of an option by authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire purchase price and any tax withholding resulting from such exercise.

     (E) Limited Transferability. No option granted under the Plan shall be transferable except (i) by will or by the laws of descent and distribution; or
(ii) with respect only to options which do not qualify as ISO's, as may be transferred by a Holder to a Family Member in accordance with this Section (E). All options not qualifying as ISO's granted under the Plan shall be transferable pursuant to this Section (E) regardless of whether such options are vested or unvested at the time of transfer; provided, however, that any unvested options transferred pursuant to this Section (E) shall expire and be forfeited by the transferee if such options do not become fully vested by the times specified in the option agreements covering such options. An option that is transferred by a Holder to a Family Member pursuant to this Section (E) is not transferable by the Family Member, except for any transfer by the Family Member's will or by the laws of descent and distribution upon the death of such Family Member.

     The transfer of options granted under the Plan by a Holder to a Family Member in accordance with this Section (E) shall be evidenced by a written agreement duly executed by the Holder, the Family Member and the Company.

     (F) Investment Representation. Unless the Shares covered by this Plan are the subject of an effective registration statement on Form S-8 or any successor form for registration under the Securities Act of 1933, as amended, of securities to be offered to employees pursuant to certain plans, each option agreement shall contain a provision that, upon demand of the Board of Directors, Holder shall deliver to the Company at the time of any exercise of an option, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale with a view to the distribution thereof. Upon such demand, delivery of such representation shall be a condition precedent to the right of Holder to purchase any Shares pursuant to the option.

     (G) Adjustments in Event of Change in Shares. In the event of any change in the Shares by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of Shares, or rights offering to purchase Shares at a price substantially below fair market value, or for any similar change affecting the Shares, the number and kind of Shares for

which thereafter an option may be granted and sold under the Plan, the number and kind of Shares subject to option in outstanding option agreements and the purchase price per Share, shall be appropriately adjusted consistent with such change in such manner as the Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Holders. Notwithstanding the foregoing provisions in this Article VI(G), no adjustment shall be made which operates to reduce the option price of any ISO below the fair market value of the stock (determined as of the time the option was granted) which is subject to the ISO.

     (H) Qualified Options. Each option agreement which provides for the grant of an ISO to an employee shall contain the legend "Incentive Stock Option" and such other terms and conditions as the Board of Directors may determine to be necessary or desirable in order to qualify such option as an ISO within the meaning of Section 422 of the Code.

     (I) Withholding. It shall be a condition to the obligation of the Company to issue or transfer Shares upon exercise of any option that the Holder pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of such option or the transfer of Shares thereupon. If the amount requested is not paid, the Company may refuse to issue or transfer Shares upon exercise of such option. At the election of the Holder, but only with the consent of the Compensation Committee, and only if permitted by the restrictions in the Company's financing agreements, the Company shall have the right to retain upon exercise, or the right to repurchase from shares already held by the Holder, the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes or to make loans on the terms set forth in Article XI(A)(v) to pay the applicable withholding taxes. Each option agreement shall contain appropriate provisions to effect withholding in this manner.

     (J) Aggregate Limitation. The aggregate Fair Market Value of stock with respect to which ISO's are exercisable for the first time by an individual in any calendar year (under all plans of the Company or any Subsidiary) shall not exceed $100,000. For purposes of this Article VI(J) such Fair Market Value of stock shall be determined as of the date on which the ISO exercisable with respect thereto was granted.

                                  ARTICLE VII

                         Provisions For 10% Stockholders

     If any employee, at the time an option which is intended to qualify as an ISO is granted to him, owns 10% or more of the total combined voting power of all classes of stock of the Company or any Subsidiary, the option price shall be at least 110% of the Fair Market Value of the stock (determined as of the time of grant) which is subject to the option and any such option shall not be exercisable after the expiration of five years from the date of grant.

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                                  ARTICLE VIII

                         Prohibitions on Grant of Options

     Options Granted Within 10 Years. No option which is intended to qualify as an ISO shall be granted more than ten years following the earlier of (i) adoption of the Plan by the Company's Board of Directors or (ii) approval of the Plan by the stockholders of the Company.


                                   ARTICLE IX

                             Miscellaneous Provisions

     (A) No Rights as Stockholder. No Holder shall have any rights as a stock-holder with respect to any Shares subject to options granted hereunder before Holder gives notice of exercise to the Company and tenders the purchase price.

     (B) No Rights to Continued Employment. The Plan and any option granted under the Plan shall not confer upon any Holder any right for continuance of employment by the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary by which any Holder is employed to terminate his employment at any time.

     (C) Compliance With Other Laws and Regulations. The Plan, the grant and exercise of options hereunder, and the obligation of the Company to sell and deliver Shares under such options, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares unless it is satisfied that such issuance is in compliance with all applicable laws, regulations, rules and statutes under Federal and state law, and the requirements of any exchange on which the Shares may then be listed. The Company shall not be obligated to accept a note in whole or partial payment of the purchase price to the extent that the amount or terms of any such note shall not be in compliance with all applicable Federal and state laws, rules and regulations and such approvals by any government or regulatory agency as may be required.

     (D) Re-issuance of Cancelled Options. Options which were issued in accordance with the terms hereof, but which are no longer exercisable by reason of expiration, termination of employment or otherwise, shall be deemed cancel-led and may be reissued hereunder in accordance with the terms hereof.


                                   ARTICLE X

                          Amendment and Discontinuance

     The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that no action of the Board of Directors may alter the provisions in a manner to disqualify Plan ISO's under

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Section 422 of the Code.  Without the written consent of a Holder, no amendment or suspension of the Plan or option shall alter or impair any option previously granted to him under the Plan.

                                    ARTICLE XI

                                  Administration

     (A) Compensation Committee. The Plan shall be administered by the Compensation Committee which shall have the power, consistent with the provi-sions of the Plan, to:

         (i) determine and designate from time to time those employees or directors of the Company or of any Subsidiary to whom options are to be granted, whether such options are intended to be ISO's and the number of Shares for which options shall be granted to each such employee;

         (ii)    determine the number of Shares subject to each option;

         (iii) determine the time or times and the manner when each option shall be exercisable and the duration of the exercise period;

         (iv) establish procedures at the Compensation Committee's discre-tion, and if permitted by the restrictions in the Company's financing agreements, for a Holder (1) to have withheld from the total number of Shares to be acquired upon the exercise of an option that number of shares having a Fair Market Value, which, together with such cash as shall be paid with respect to fractional Shares, shall equal the option exercise price and/or the obligation of withholding for taxes incurred by the Holder upon such exercise, or (2) to exercise an option by delivering a number of Shares already owned by him having a Fair Market Value which shall equal the option exercise price and/or the obligation of withholding for taxes incurred by the Holder upon such exercise; and

         (v) establish a loan program, if permitted by the restrictions in the Company's financing agreements, to loan to a Holder who is still employed by the Company at the time of exercise an amount sufficient to satisfy the obligation of withholding for taxes incurred by the Holder upon such exercise and thereafter loan promptly to such Holder additional amounts sufficient to pay further withholding obligations as may be determined from time to time to be payable as a result of such exercise. Any amounts loaned to such Holder shall be evidenced by a promissory note from such Holder on such terms as are mutually agreed to by the Compensation Committee and the Holder.

     (B) Interpretations. The Board of Directors may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take

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such other action as it deems necessary or advisable.  Any interpretation, determination, or other action made or taken by the Board of Directors shall be final, binding and conclusive.


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